ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Welcome Shareholders!
Annual Shareholder Meeting
May 4, 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Exhibit 99.2 1

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

2 2
Forward Looking Statement
Certain statements we may make today may constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995.  Orrstown
Financial’s actual results may differ significantly from the results discussed in such forward-looking statements.  Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission. The statements we make today are valid only as of today’s date and we disclaim any obligation to update this information.

ORRSTOWN

FINANCIAL SERVICES, INC.

A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

3 3 Joel R. Zullinger Chairman of the Board Call to Order Opening Remarks

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

4 4 In Memoriam Robert T. Henry

5 5
Joel R. Zullinger
Chairman of the Board
Years on Board - 28
Attorney-at-Law
Jeffrey W. Coy
Vice Chairman of the Board
Years on Board - 25
Commissioner, PA Gaming Control Board
Former 89th District State Representative
1983-2004
Kenneth R. Shoemaker
Secretary of the Board
Years on Board - 23
President Emeritus, Orrstown Bank
Anthony F. Ceddia
Board Member
Years on Board - 13
President Emeritus, Shippensburg University
Leadership and Management Consultant
Mark K. Keller
Board Member
Years on Board - 2
State Representative 86th District
Andrea Pugh
Board Member
Years on Board - 13
President & Sole Member,
PharmCare Consultants LLC
Thomas R. Quinn, Jr.
Board Member
Years on Board - 1
President & Chief Executive Officer
Gregory A. Rosenberry
Board Member
Years on Board - 12
President & General Partner,
Rosenberry Family Limited Partnership
Glenn W. Snoke
Board Member
Years on Board - 10
President, Snoke’s Excavating & Paving, Inc.
John S. Ward
Board Member
Years on Board - 10
President, Modern Transit Partnership
Retired Chief Clerk of Cumberland County
Board of Directors

6 6 Joel R. Zullinger Chairman of the Board

Janney

CAPITAL MARKETS

ORRSTOWN FINANCIAL SERVICES, INC.

A Tradition of Excellence

7 7 Rick Weiss Director/Research Janney Montgomery Scott, LLC

ORRSTOWN

FINANCIAL SERVICES, INC.

A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

8 8 Thomas R. Quinn, Jr. President and Chief Executive Officer 2009 Highlights

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

9 9
Your Management Team
Executive Title Years with ORRF Banking Experience
Thomas R. Quinn, Jr. President / CEO 1 Year 20 Years
Jeffrey W. Embly EVP / Chief Credit Officer 13 Years 18 Years
Philip E. Fague
EVP / Mortgage & Consumer
Business
22 Years 22 Years
Barbara E. Brobst
SVP / Senior Trust Officer,
Orrstown Financial Advisors
12 Years 29 Years
Bradley S. Everly SVP / Chief Financial Officer 12 Years 32 Years
Jeffrey S. Gayman SVP / Chief Commercial Officer 14 Years 15 Years
Gary R. Holder SVP / Chief Retail Officer 7 Years 17 Years
Michelle N. Paulnock SVP / Operations 1 Year 33 Years
Benjamin S. Stoops SVP / Chief Technology Officer 12 Years 39 Years
Mark G. Bayer VP  & Director of Marketing 3 Years 23 Years
Stephen C. Caldwell
VP  & Director of Human
Resources
8 Years 8 Years

ORRSTOWN
BANK

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

10 10
Your Company
• Headquartered in Shippensburg,
PA
• Founded in 1919
• 21 branches in Pennsylvania and
Maryland
– 8 branches in Cumberland County, PA
– 7 branches in Franklin County, PA
– 4 branches in Perry County, PA
– 2 branches in Washington County, MD
• $1.2 billion in assets and $915
million in deposits as of December
31, 2009
• In addition to community banking
services, provides trust and
investment services to individuals,
businesses, non-profits and
municipalities ($740 million of trust
and brokerage assets under
management)

"When I look back, 2009 was probably the most difficult economic year that I've seen in my 37 years of banking."

James E. Rohr, Chairman & CEO, PNC

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

11 11

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

12 12
What a Year!
•
TARP
• Stress tests
• FDIC special assessment
• Very difficult operating environment
• 56% of banks and thrifts decreased their dividend in 2009; an additional 28% suspended their dividend altogether
(1)
• 140 banks were closed by the FDIC in 2009
• YTD 64 banks have been closed
(2)
and the FDIC estimates 200
bank closings in 2010
• Why?
Poor credit quality and weak capital are the primary drivers of bank failure and have resulted in dramatic changes to the regulatory environment.
(1) Source: SNL Financial data of 245 banks and thrifts surveyed
(2) FDIC data as of 4/30/2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

13 13
Changing Regulatory Landscape
Regulatory Changes Key Issues
Financial Regulatory Reform Consumer Financial Protection Agency
End “too big to fail”
Accounting changes needed-FASB (loans mark-to-market)
Regulation E Beginning this summer customers will need to opt-in to have non-recurring overdrafts paid on ATM and debit card
transactions
We have a multi-step communication plan in place to
ensure our customers make an informed decision
Other initiatives to replace potential lost income
FDIC Assessment Last year we paid nearly $1 Million in unbudgeted additional costs to the FDIC, yet still posted record earnings.
With 200 projected bank failures this year there is the
possibility of additional assessments.

"In my 28 years at Wells Fargo, I believe 2009 was the best year we ever had in terms of positioning us for future growth"

John G. Stumpf, Chairman & CEO

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

14 14

15 15
2009 Achievements
• Listed on the NASDAQ Capital Market and added to Russell 2000 and 3000 Indices
• Selected by Sandler O’Neill + Partners as one of the top
performing small-cap banks in the country. “Our 2009 Sm-All Stars have performed exceptionally well in a difficult banking
environment and represent some of the top performing banks and thrifts in the nation.” - Dan Arnold, Associate Director – Equity
Research
• Ranked as one of the top 200 best performing community banks in the nation for the past 4 years
(1)
• Achieved record earnings in a challenging environment
(1) Based on reports published by U.S. Banker in June 2006 – 2009, based on 3 year average ROAE of publicly traded commercial banks
Source: Company Documents

16 16
2009 Achievements
• Net charge-offs to average loans for 2009 of 11 basis
points - nearly 5 x better than peer of 54 basis points
(1)
• Added 7,499 new customers as deposit base grew by
more than 20%
• 12 net new hires, primarily in customer facing positions
(including 14 sales-related positions), bringing total head
count to nearly 300
• Significant investment in technology, including consumer
and mortgage lending initiatives
• Trust and brokerage assets under management grew 24%
• Increased dividends for over 20 consecutive years, and a
10 year annual dividend CAGR
(2)
of 15.8%
(1)  Includes publicly-traded Mid-Atlantic commercial banks with assets between $1bn and $2bn. Company Documents; SNL Financial
(2)Compound annual growth rate

$601,460
$809,031
$884,979
$1,051,783
$1,196,432
$460,386
$618,827
$701,964
$820,468
$881,074
$462,822
$638,719
$646,356
$757,368
$915,170
2005
2006[1]
2007
2008
2009
2005
2006[1]
2007
2008
2009
2005
2006[1]
2007
2008
2009

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

17 17
(1) 2006 reflects the acquisition of the First National Bank of Newport ($120mm of assets and $106mm of deposits)
Note: Dollar values in thousands
Source: Company Documents
Track Record of Strong Growth
Assets Loans Deposits
CAGR:
17.6%
CAGR:
18.5%
CAGR:
18.8%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

18 18
Favorable Performance vs. Regional Peers
(1)
(1) Includes publicly-traded Mid-Atlantic commercial banks with assets between $1bn and $2bn.
Source: Company Documents; SNL Financial
(2) The Tangible Common Equity Ratio is a non-GAAP based financial measure. See note  (2) on page 23.
2009 ROAA
(3.98%) 1.36% 3 (0.01%)
2009 ROAE
(53.81%) 18.30% 5 (1.20%)
Net Interest Margin
2.43% 4.72% 10 3.56%
Efficiency Ratio
55.42% 105.85% 2 68.92%
Non-Interest Income / Revenue
6.71% 47.35% 5 23.22%
Tangible Common Equity Ratio
(2)
1.95% 13.15% 6 6.63%
Total Risk-Based Capital Ratio
5.65% 17.89% 16 12.87%
Reserves / Gross Loans
0.84% 3.56% 6 1.42%
Reserves / NPAs
17.79% 426.42% 3 106.96%
NCOs / Average Loans
0.00% 2.68% 5 0.69%
Metric Range Rank/19 Peer AVG.
3.66%
58.85%
7.6%
11.3%
1.26%
207.56%
12.48%
1.19%
0.11%
30.74%

19 19
• ORRF stock price in perspective - in 2009 traded from
low of $22.00 to high of $40.00
• At 5/5/09 Shareholder Meeting, $24.50/share and 600
shares volume
• Increased dividends for over 20 consecutive years, and
a 10 year annual dividend CAGR of 15.8%
ORRF Stock Price & Capital Raise

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

20 20
• On 3/29 we completed the offering of 1.48 million shares
of common stock netting approximately $37.5 million of
additional capital
• Long term strategy with unanimous board support
• Deploying capital for the road ahead:
Growth opportunities
Flexibility
“Capital is King” in current regulatory environment
Capital Raise

21 21
“Better than Orr-dinary!”
“We initiate coverage of Orrstown Financial Services
with a BUY rating and a 12-month fair value estimate of
$31.
We believe management will continue to grow its
franchise through local opportunities and sustained
hiring of experienced local bankers. Better run banks,
such as Orrstown, will continue to differentiate
themselves from the competition and therefore, we
view the current price level as an opportunity for
investors to buy a conservatively-managed company at
a reasonable value.”
- Janney Montgomery Scott, LLC
(1)
Janney Capital Markets Initiated with BUY on 4/5/2010
(1)

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

22 22 Brad Everly Senior Vice President, Chief Financial Officer Financial Review

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

23 23
Summary Financial Highlights
(1) Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts, including management’s definition of tangible assets and tangible common equity.  The most directly comparable GAAP-based measure is return on average equity.  Please see the Appendix for a  reconciliation of non-GAAP financial measures to the most directly comparable GAAP based measures.
(2) The ratio of tangible common equity to tangible assets is a non-GAAP based financial measure calculated using non-GAAP based amounts. The most directly comparable GAAP based measure is the ratio of shareholders’ equity to assets. Please see the appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP based financial measures.
Source: Company Documents
Year Ended December 31,
(Dollar Values in Thousands)
2005 2006 2007 2008 2009
Total Assets $601,460 $809,031 $884,979 $1,051,783 $1,196,432
Gross Loans $460,386 $618,827 $701,964 $820,468 $881,074
Total Deposits $462,822 $638,719 $646,356 $757,368 $915,170
Total Shareholders' Equity $57,310 $89,388 $96,124 $103,347 $110,886
Net Income $9,987 $11,632 $12,558 $13,103 $13,373
Diluted Earnings Per Share $1.69 $1.79 $1.86 $1.94 $1.98
Return on Average Assets 1.81% 1.61% 1.50% 1.38% 1.19%
Return on Average Equity 18.69% 15.10% 13.64% 13.20% 12.48%
Return on Average Tangible Equity
(1)
19.28% 18.98% 18.02% 17.02% 15.73%
Net Interest Margin 4.55% 4.32% 4.08% 3.93% 3.66%
Efficiency Ratio 52.86% 53.98% 55.58% 56.73% 58.85%
Non-Interest Expense / Avg. Assets 3.15% 2.99% 2.97% 2.98% 2.87%
Tang. Common Equity / Tang. Assets
(2)
9.2% 8.6% 8.7% 8.0% 7.6%
Total Risk-Based Capital Ratio 12.8% 12.0% 11.6% 10.9% 11.3%
Non-Performing Assets / Assets 0.30% 0.05% 0.04% 0.09% 0.44%
Loan Loss Reserves / Gross Loans 0.96% 0.89% 0.87% 0.87% 1.26%

ORRF - 12/31/2008 - 12/31/2009 Stock Price Performance
Stock Price (%)
60
40
20
0
-20
-40
-60
12/08
1/09
2/09
3/09
4/09
5/09
6/09
7/09
8/09
9/09
10/09
11/09
12/09
1/10
ORRF (+29.19%)
SNL Bank and Thrift (-3.21%)
SNL Bank $1B-$5B (-30.35%)
Vol. (000)
30
20
10
0

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

24 Stock Performance 24

ORRF - 12/31/2007 - 04/30/2010 Stock Price Performance
Stock Price (%)
40
20
0
-20
-40
-60
-80
12/07
5/08
10/08
3/09
8/09
1/10
ORRF (-14.73%)
SNL Bank and Thrift (-36.77%)
SNL Bank $1B-$5B (-32.42%)
Vol. (000)
140
70
0
12/07
5/08
10/08
3/09
8/09
1/10

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

25 25 Stock Performance

18.00%
12.00%
6.00%
0.00%
7.6%
10.5%
7.6%
10.5%
10.1%
14.0%
11.3%
15.3%
TCE / TA
Tier 1 Leverage
Tier 1 RBC
Total RBC
31-Dec-09
Pro Forma

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

26
Pro Forma Capital Ratios
(1) (2) (2) (2)
(1) See note on page 4 regarding non-GAAP financial measures
(2) Calculated in accordance with bank regulatory requirements
Note: Assumes a $40 million offering with an underwriting spread of 5.50% and other expenses of $250,000.  Net proceeds are risk-weighted at 50%
Source: Company Documents

514.7
601.5
809.0
885.0
1052.0
1196.0
2004
2005
2006
2007
2008
2009

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

27 27 Total Assets ($ in millions) Increase 9.0% 16.9% 34.5% 9.4% 18.9% 13.7%

389.3
460.4
618.8
702.0
820.5
881.1
2004
2005
2006
2007
2008
2009

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

28 28 Gross Loans ($ in millions) Increase 12.8% 18.3% 34.4% 13.4% 16.9% 7.4%

405.4
462.8
638.7
646.4
757.4
915.2
2004
2005
2006
2007
2008
2009

Orrstown Financial Services, Inc.
A Tradition of Excellence

29 29 Total Deposits ($ in millions) Increase 13.1% 14.2% 38.0% 1.2% 17.2% 20.8%

110.9
103.3
96.1
89.4
57.3
49.3
2004
2005
2006
2007
2008
2009

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

30 30 Total Shareholders’ Equity ($ in millions) Increase 15.2% 16.2% 56.0% 7.5% 7.5% 7.4%

7,770
9,987
11,632
12,558
13,103
13,373
2004
2005
2006
2007
2008
2009

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

31 31 Net Income ($ in thousands) Increase 11.3% 28.5% 16.5% 8.0% 4.3% 2.1%

8.5%
20.0%
23.5%
12.7%
8.8%
26.5%
Carlisle
West Shore
Perry County
Shippensburg
Chambersburg
Hagerstown

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Regional Income
Northern 2009 2008 Amt %
Carlisle 3,847,363 3,058,780 788,583 25.8%
West Shore 2,452,176 1,753,228 698,948 39.9%
Perry County 1,696,801 1,252,252 444,549 35.5%
Totals 7,996,340 6,064,260 1,932,080 31.8%
Southern
Shippensburg 5,106,996 4,407,840 699,156 15.9%
Chambersburg 4,515,924 3,779,301 736,623 19.5%
Hagerstown 1,626,436 1,822,480 -196,044 -10.8%
Totals 11,249,356 10,009,621 1,239,735 12.4%
Change

33 33
Peer Comparisons
(Based on Year-End Results)
Peer financial information obtained from SNL Financial.
Peer percentile rankings obtained from Board of Governors of the Federal Reserve
System for all BHCs with assets between $1 billion and $3 billion.

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Return on Average Assets (%)
0
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6
1.8
2
2004 2005 2006 2007 2008 2009
ORRF
$1-5Billion
All Banks
2004 2005 2006 2007 2008 2009
ORRF 1.57 1.81 1.61 1.5 1.38 1.19
$1-5Billion 1.08 1.12 1.1 0.96 0.51 0.12
All Banks 0.98 1.01 0.98 0.82 0.36 0.15
FRB Percentile
87th 91st 89th 89th 93rd 90th

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

35 35
Return On Average Assets (%)
(Local Bank Comparison)
2004 2005 2006 2007 2008 2009
ORRF 1.57 1.81 1.61 1.50 1.38 1.19
FRAF 0.93 1.03 1.07 1.14 1.01 0.69
TOBC 1.55 1.51 1.34 1.25 0.57 0.32
MPB
1.12 1.10 1.08 0.94 0.66 -0.39
CVLY 1.03 1.06 1.05 1.11 0.70 0.41
METR
0.73 0.61 0.41 0.36 0.64 -0.09
ACNB 1.04 0.79 0.76 0.81 0.72 0.75
-0.50
0.00
0.50
1.00
1.50
2.00
2004 2005 2006 2007 2008 2009
ORRF
FRAF
TOBC
MPB
CVLY
METR
ACNB

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Return on Average Equity (%)
0.00
2.00
4.00
6.00
8.00
10.00
12.00
14.00
16.00
18.00
20.00
2004 2005 2006 2007 2008 2009
ORRF
$1-5Billion
All Banks
2004 2005 2006 2007 2008 2009
ORRF 16.80 18.70 15.10 13.60 13.20 12.50
$1-5Billion 10.70 11.10 10.50 8.40 3.90 1.50
All Banks 12.40 13.10 12.60 10.00 5.40 1.50

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Return on Average Equity (%)
(Local Bank Comparison)
2004 2005 2006 2007 2008 2009
ORRF 16.8 18.7 15.1 13.6 13.2 12.5
FRAF 9.8 11.1 11.9 12.6 11.0 8.7
TOBC 11.2 10.9 9.1 8.4 4.0 3.2
MPB
13.0 12.9 12.9 12.0 8.9 -4.4
CVLY 11.5 12.2 13.0 13.9 8.9 4.9
METR
14.8 9.9 7.6 6.6 11.4 -1.3
ACNB 12.8 10.0 9.7 9.8 8.0 8.3
-10.0
-5.0
0.0
5.0
10.0
15.0
20.0
2004 2005 2006 2007 2008 2009
ORRF
FRAF
TOBC
MPB
CVLY
METR
ACNB

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Net Interest Margin (%)
2004 2005 2006 2007 2008 2009
ORRF 4.21 4.55 4.32 4.08 3.92 3.66
$1-5Billion 3.95 4.05 4.03 3.84 3.70 3.52
All Banks 3.97 4.08 4.06 3.91 3.71 3.60
FRB Percentile
64th 73rd 64th 62nd 71st 61st
3.25
3.45
3.65
3.85
4.05
4.25
4.45
4.65
2004 2005 2006 2007 2008 2009
ORRF
$1-5Billion
All Banks

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

39 39
Net Charge Offs/Average Loans (%)
0.00
0.20
0.40
0.60
0.80
1.00
1.20
2004 2005 2006 2007 2008 2009
ORRF
$1-5Billion
All Banks
2004 2005 2006 2007 2008 2009
ORRF 0.01 0.01 0.00 0.02 0.06 0.11
$1-5Billion 0.15 0.10 0.11 0.16 0.43 1.10
All Banks 0.11 0.08 0.06 0.11 0.33 0.84
FRB Percentile
83rd 82nd 86th 86th 95th 95th

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Net Charge Offs/Average Loans (%)
2004 2005 2006 2007 2008 2009
ORRF 0.01 0.01 0.00 0.02 0.06 0.11
FRAF -0.07 -0.02 0.04 0.09 0.19 0.26
TOBC 0.15 0.02 0.01 0.09 0.16 0.17
MPB
0.03 0.06 0.08 0.09 0.13 1.56
CVLY 0.09 0.03 0.02 -0.20 0.12 0.20
METR
0.14 0.02 0.13 0.06 0.11 1.00
ACNB 0.08 0.00 -0.01 0.00 0.68 0.03
-0.50
0.00
0.50
1.00
1.50
2.00
ORRF
FRAF
TOBC
MPB
CVLY
METR
ACNB

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Efficiency Ratio (%)
2004 2005 2006 2007 2008 2009
ORRF 55.10 52.97 53.06 55.73 57.27 58.85
$1-5Billion 62.14 59.87 61.10 62.47 64.45 64.15
All Banks 65.00 64.13 64.79 67.31 70.47 72.43
40.00
45.00
50.00
55.00
60.00
65.00
70.00
75.00
2004 2005 2006 2007 2008 2009
ORRF
$1-5Billion
All Banks

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Dividend Payout Ratio (%)
0.0
10.0
20.0
30.0
40.0
50.0
60.0
2004 2005 2006 2007 2008 2009
ORRF
$1-5Billion
All Banks
2004 2005 2006 2007 2008 2009
ORRF 34.1 32.9 41.5 44.1 44.8 44.4
$1-5Billion 33.0 30.7 30.4 35.4 50.0 46.0
All Banks 30.0 29.7 28.9 33.1 44.7 42.4

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

43 43
Bank/Thrift 2009 Stock Index Values
Full Year 2009
YTD
SNL Bank -2.79
SNL Thrift -10.23
SNL All Bank & Thrift -3.21
NASDAQ 43.89
Bank Mid Atlantic 3.48
Bank New England 13.12
Bank Southeast -1.21
ORRF Market Change 29.19%
ORRF Dividend 2.52
31.71
Percent Change (%)
YTD
Bank w/ Assets < $500M -11.45
Bank w/ Assets $500M-$1B -7.37
Bank w/ Assets $1B-$5B -30.35
Bank w/ Assets $5B-$10B -25.45
Bank w/ Assets > $10B -1.86
Percent Change (%)
ORRF YTD 31.71% at
$34.88 close 12/31/2009

Growth of Your Investment
December 31
st
, 2009
Original Purchase 1/1/1981 $12,000
(1000 shares X $12.00 market price)
Current Value $903,775.68
(25,911 shares at $34.88)
2009 Dividends $22,802
(1.9 times original investment)
Cumulative Dividends, 1982-2009 $183,430.0
(15.3 times the original investment)
Annual Compounded Return, 28 year
excluding dividend (adding dividend represents 16.69%
approximately 18.5% per year)
End of Year Dividend Yield at $0.88 per year 2.52%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

45 2004 2005 2006 2007 2008 2009 0.45 0.56 0.74 0.82 0.87 0.88 1.38 1.76 1.87 1.95 2.04 2.09 Dividends Earnings Cash Dividends and Earnings ($ per share)

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

46 46 Jeff Embly Executive Vice President, Chief Credit Officer Credit Quality Review

NCOs/Average Loans
ORRF
Regional Peers[1]
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1991Y
1992Y
1993Y
1994Y
1995Y
1996Y
1997Y
1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y

Non-Performing Assets/Total Assets
ORRF
Regional Peers[1]
2.0%
1.5%
1.0%
0.5%
0.0%
1991Y
1992Y
1993Y
1994Y
1995Y
1996Y
1997Y
1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

47 47
Historical Credit Cycle Analysis
0.06%
0.54%
0.26%
0.11%
0.09%
1.28%
0.63%
0.44%
(1) Includes publicly-traded Mid-Atlantic commercial banks with assets between $1bn and $2bn
Source: Company Documents; SNL Financial

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

48 48
Proactive & Thorough Approach to Credit
• In November 2009, the Bank undertook an expanded review of the commercial loan portfolio which covered $526 million in outstanding and committed balances
• This review was in addition to the normal loan review process conducted by loan review officers and the Bank’s Credit
Administration Committee
• The specific review process included:
3 employees and 2 contract employees
Review of all commercial loan relations with an aggregate committed exposure greater than or equal to $750,000
Review focused on global cash flow and debt service coverage ratios of the borrower, LTV ratios shocked 10 and 20%, and borrowers’ and guarantors’ cash flow and liquidity
• Reserves increased from 0.87% to 1.26% as a percentage of gross loans (aggregate 2009 provision of $4.9 million ($3.6 million Q4 2009)
versus $938,000 of net charge offs)

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

49 49
Disciplined Credit Culture
• Created the position of Chief Credit Officer in September 2009 to further strengthen the approval process and provide independence between sales and credit
• Conservative Loan Approval Authorities:
No individual commercial lender has a maximum aggregate approval authority over $350,000
Chief Commercial Officer’s maximum aggregate approval authority of $500,000
Chief Credit Officer’s maximum aggregate approval authority of $1 million, with any single loan approved of $500,000 or greater reviewed and ratified by Executive Loan Committee
Maximum joint authority of $1.5 million with required ratification by Executive Loan Committee
• Global credit oversight by the Bank’s Credit Administration Committee, which is comprised of four independent directors
• Annual review process that focuses on the review of:
All loan relationships with aggregate committed exposure greater than or equal to $750,000, all Reg O loans, a sample of 5% of loan relationships under the threshold and any credits determined by the Committee to be deserving of special attention
Additionally, all loan relationships with aggregate committed exposure less than or equal to $1 million are rated, with committee ratification and approval of all gradings

Home Equity Loans & Lines 13%
Consumer 1%
Residential Mortgage 12%
Commercial 74%

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

50 50 Loan Portfolio Overview Loans Stratification by Purpose Gross Loans: $881 million Most Recent Quarter Yield: 5.46% Source: Company Documents

Construction & Land Development 17%
Multifamily 4%
Non-Owner Occupied 19%
Owner Occupied 23%
C&I, Term and Other 37%

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

51 51 Commercial Loans by Purpose Loan Portfolio Overview

Res. Mortgage 14%
Installment 1%
Commercial 85%

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

52 52 Nonperforming Assets NPAs by Type (1) Based on location where the borrower resides Source: Company Documents

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

53 53
Credit Quality Trends
0.30%
0.05%
0.04%
0.09%
0.44%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
2005 2006 2007 2008 2009
ORRF Regional Peers¹
Net Charge-Offs / Average Loans
Non-Performing Assets / Total Assets
Reserves / Loans
0.96%
0.89%
0.87%
0.87%
1.26%
0.85%
0.95%
1.05%
1.15%
1.25%
2005 2006 2007 2008 2009
ORRF Regional Peers¹
0.01%
0.00%
0.02%
0.06%
0.11%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
2005 2006 2007 2008 2009
ORRF Regional Peers¹
(1) Includes publicly-traded Mid-Atlantic commercial banks with assets between $1bn and $2bn
Source: Company Documents; SNL Financial
Delinquencies / Loans
1.00%
1.40%
1.90%
2.30%
3.34%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
2005 2006 2007 2008 2009
ORRF Regional Peers¹

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

54 54 Barb Brobst Senior Vice President, Senior Trust Officer Orrstown Financial Advisors

55 55 • Implement New Advisory Platform • Expand Insurance Products Offered • Additional Advisors in Southern Region 2009 Strategic Objectives

56 56 • Risk Management Discipline • Depth of Staff • Investment Policy Statement Investment Process • Foundation/Endowment Experience

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

57 57 2009 Assets Under Management • Beginning Assets Under Management: $599,319,640 • Ending Assets Under Management: $740,028,263 • 24% Increase!

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

58 58
BAR Financial
Division of Financial Network
Investment Corp (FNIC)
2009 - Bob Russoli
2008 - Bob Russoli
2007 - Phyllis Nye
2006 - Paul Ritchie
Dual Rep of the Year
Orrstown Financial
Advisors is ranked #1!
Overall Production

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

59 59 Philip Fague Executive Vice President, Mortgage & Consumer Business Mortgage Update

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

60 60
• Technology
Automated from application through settlement
• Expertise
Two Mortgage Underwriters with over 40 years
experience
Two Mortgage Processer/Closers with over 25
years experience
• Loan Volume
Capacity to double loan volume
• Pricing and Servicing
Selling over 90% of mortgages written and retaining
servicing
Mortgage Operations

61 61 • Hired five Mortgage Lenders, which doubled the sales force since May 2009 • Expanded market from Hagerstown to Hershey • Competitive products and rates Sales Team

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

62 62 2009 2008 Mortgage Revenue $2,858,000 $1,593,000 Mortgage Income $1,128,000 $584,000 Secondary Market Loans $183,000,000 $121,000,000 Income

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

63 63
Investment Portfolio
Gov't
Agency
60.0%
CMO
4.0%
Municipal
19.0%
Cert. of Dep.
2.0%
MBS
15.0%
Current Par Distribution
Source: Company Documents
• As of December 31, 2009, the market value of the investment portfolio was approximately $203 million
• Duration of 3.4 years and average life of 4.0 years
• Investment portfolio is comprised of 97% A or better rated securities
• Currently do not hold any corporate or high-yield instruments
AAA
83.5%
A
3.3%
NR
1.4%
BB
0.3%
BBB
1.3%
AA
10.1%
Debt Portfolio Breakdown by Rating

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

64 64 Thomas R. Quinn, Jr. President and Chief Executive Officer The Road Ahead

65 65
• We are a community bank with a proud heritage and we will continue to invest in our communities
• We will continue our trend of strong financial performance mixed with conservative lending practices
• Our employees are our competitive advantage - we will develop our existing talent and continue to hire the best and brightest
• We will continue to invest in our business with responsible growth as a byproduct
• We will look at market opportunities with an eye toward the future
• Our Board, management, and nearly 300 employees will make every effort to move Orrstown Bank ahead through these challenging times
• The Road Ahead is filled with great opportunities for Orrstown Bank
The Road Ahead: 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

66 66 Joel R. Zullinger Chairman of the Board Results of Election Closing Comments

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Thank You!

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

67 67

68 68 APPENDIX

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

69 69
Regional Peer Analysis
(1) See note on page 4 regarding non-GAAP financial measures
Note: Includes publicly-traded commercial banks with assets between $1bn and $2bn headquartered in the Mid Atlantic
Financial data as of December 31, 2009; Market data as of March 12, 2010
Source: Company Documents; SNL Financial, FactSet
Balance Sheet
Non-
Total Int. Inc./ Res./ NCOs/ NPAs/
Total Total Gross TCE / RBC Eff. Total Gross Res./ Ave Total Market Dividend
Assets Deposits Loans TA
(1)
Ratio ROAA ROAE NIM Ratio Rev. Loans NPAs Loans Assets Cap. Yield
Company St. Ticker ($mm) ($mm) ($mm) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) ($mm) (%)
Arrow Financial Corporation NY AROW 1,842 1,444 1,112 6.8 15.4 1.24 16.16 3.58 59.41 24.52 1.26 315.42 0.09 0.24 286.3 3.82
Eagle Bancorp, Inc. MD EGBN 1,806 1,460 1,401 9.0 13.6 0.65 6.49 3.85 63.67 8.99 1.47 76.00 0.42 2.14 238.3 0.00
Suffolk Bancorp NY SUBK 1,694 1,385 1,160 8.1 11.7 1.36 18.30 4.72 56.17 13.01 1.06 59.51 0.09 0.96 304.4 2.78
First United Corporation MD FUNC 1,682 1,237 1,138 3.6 11.3 (0.14) (2.50) 3.67 60.01 23.47 1.49 21.14 0.91 4.39 35.9 0.68
First of Long Island Corporation NY FLIC 1,675 1,278 828 6.9 15.8 0.96 12.14 3.87 63.02 11.72 1.25 NM 0.00 0.04 184.3 3.13
State Bancorp, Inc. NY STBC 1,608 1,350 1,098 7.0 12.5 (0.91) (9.77) 4.03 71.88 6.71 2.61 426.42 2.64 2.09 128.4 2.54
Canandaigua National Corporation NY CNND 1,566 1,378 1,160 6.2 13.8 0.99 14.58 4.06 61.65 31.44 1.23 66.77 0.19 1.36 150.7 3.22
Peapack-Gladstone Financial Corporation NJ PGC 1,512 1,350 984 6.1 13.6 0.49 6.11 3.58 65.95 22.13 1.34 58.01 0.61 1.50 118.0 1.48
Tower Bancorp, Inc. PA TOBC 1,477 1,222 1,148 10.2 14.5 0.32 3.22 3.49 69.32 18.95 0.84 171.74 0.17 0.38 194.1 4.11
Alliance Financial Corporation NY ALNC 1,417 1,076 915 6.0 13.1 0.81 8.68 3.37 66.23 30.13 1.03 125.42 0.64 0.64 132.0 3.92
First Mariner Bancorp MD FMAR 1,385 1,147 1,013 2.0 5.7 (1.69) (53.81) 2.43 104.26 47.35 1.15 17.79 1.17 4.89 7.7 0.00
Royal Bancshares of Pennsylvania, Inc. PA RBPAA 1,362 908 706 6.1 15.9 (3.98) (47.71) 2.45 105.85 20.27 3.56 22.15 2.68 7.76 27.8 0.00
Citizens & Northern Corporation PA CZNC 1,322 927 722 8.7 17.9 (3.03) (27.74) 3.84 55.42 22.58 1.15 80.31 0.04 0.84 141.8 2.74
VIST Financial Corp. PA VIST 1,309 1,021 913 4.6 11.8 0.04 0.48 3.06 76.28 34.34 1.25 31.65 0.58 2.80 51.1 2.27
Bryn Mawr Bank Corporation PA BMTC 1,239 938 889 7.5 12.5 0.88 10.55 3.70 67.47 38.90 1.17 120.26 0.76 0.67 162.4 3.06
Center Bancorp, Inc. NJ CNBC 1,197 814 715 6.4 12.5 0.37 4.87 2.85 64.82 10.71 1.16 102.69 0.18 0.67 127.7 1.37
CNB Financial Corporation PA CCNE 1,162 957 715 5.1 12.0 0.80 12.99 3.82 64.77 20.64 1.35 70.25 0.49 1.20 153.6 3.78
Shore Bancshares, Inc. MD SHBI 1,157 991 917 9.4 12.6 0.65 5.39 3.90 64.43 32.02 1.19 52.80 0.81 1.37 112.4 1.80
High 1,842 1,460 1,401 10.2 17.9 1.36 18.30 4.72 105.85 47.35 3.56 426.42 2.68 7.76 304.4 4.11
Low 1,157 814 706 2.0 5.7 (3.98) (53.81) 2.43 55.42 6.71 0.84 17.79 0.00 0.04 7.7 0.00
Mean 1,467 1,160 974 6.6 13.1 (0.01) (1.20) 3.57 68.92 23.22 1.42 106.96 0.69 1.89 142.1 2.26
Median 1,447 1,184 950 6.6 12.9 0.57 5.75 3.69 64.80 22.35 1.24 70.25 0.54 1.28 136.9 2.64
Orrstown Financial Services, Inc. PA ORRF 1,196 915 881 7.6 11.3 1.19 12.48 3.66 58.85 30.74 1.26 207.56 0.11 0.44 227.2 2.49
Asset Quality Profitability (LTM) Valuation

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

70 70
Non- GAAP Financial Measures
The ratio of tangible common equity to tangible assets is a non-GAAP-based financial measure calculated using non-GAAP-
based amounts. The most directly comparable GAAP-based measure is the ratio of stockholders’ equity to assets. In order to calculate tangible common equity and tangible assets, the Company’s management subtracts intangible assets from both common equity and assets. Tangible common equity is then divided by tangible assets to arrive at the ratio of tangible common equity to tangible assets. Management uses the ratio of tangible common equity to tangible assets to assess the strength of the Company’s capital position. A reconciliation of the ratio of stockholders’ equity to assets and tangible common equity to tangible assets is set forth below.
Year Ended December 31,
(Dollar Values in Thousands)
2005 2006 2007 2008 2009
Common Equity 57,310 89,388 96,124 103,347 110,886
Intangible Assets 1,935 21,567 21,368 21,186 20,938
Tangible Common Equity 55,375 67,821 74,756 82,161 89,948
Assets 601,460 809,031 884,979 1,051,783 1,196,432
Intangible Assets 1,935 21,567 21,368 21,186 20,938
Tangible Assets 599,525 787,464 863,611 1,030,597 1,175,494
Equity / Assets 9.53% 11.05% 10.86% 9.83% 9.27%
Tangible Common Equity / Tangible Assets 9.24% 8.61% 8.66% 7.97% 7.65%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

71 71
Non- GAAP Financial Measures
Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts.  The most directly comparable measure is return on average equity, which is calculated using GAAP-based amounts.  The
Company calculates the return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from the calculation of return on average equity.  Management uses the return on average tangible equity to assess the Company’s core operating results and believes that this is a better measure of our performance.  In addition, this is consistent with the treatment by bank regulatory agencies, which exclude goodwill and other intangible assets from the calculation of risk-based capital ratios.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  A reconciliation of return on average equity to the return on average tangible equity is set forth below.
Year Ended December 31,
(Dollar Values in Thousands, Except Per Share)
2005 2006 2007 2008 2009
Return on average equity (GAAP basis) 18.69% 15.10% 13.64% 13.20% 12.48%
Effect of excluding average intangible assets and related amortization 0.59% 3.88% 4.38% 3.82% 3.25%
Return on average tangible equity 19.28% 18.98% 18.02% 17.02% 15.73%